Exhibit 99.1

HealthEquity and WageWorks Announce HSR Clearance

DRAPER, Utah and SAN MATEO, California, (Globe Newswire) July 30, 2019 — HealthEquity, Inc. (NASDAQ: HQY) (“HealthEquity”) and WageWorks, Inc., (NYSE: WAGE) (“WageWorks”) today announced that they have received notification of early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) at 5:04 p.m. on July 29, 2019 with respect to WageWorks’ pending acquisition by HealthEquity. The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the transactions contemplated by the Agreement and Plan of Merger, dated as of June 26, 2019 (the “Merger Agreement”), by and among HealthEquity, WageWorks and Pacific Merger Sub, Inc., a wholly owned subsidiary of HealthEquity. The consummation of such transactions remains subject to other customary closing conditions set forth in the Merger Agreement, including receipt of the approval of the stockholders of WageWorks.

About HealthEquity

HealthEquity connects health and wealth, delivering health savings account (HSA) and other consumer driven health and retirement solutions in partnership with over 45,000 employers and 141 health, retirement and other benefit plan providers nationwide. HealthEquity members have access to its end-to-end platform and remarkable “purple” service to become consumers of healthcare while building health and retirement savings for tomorrow. HealthEquity is the custodian of $8.3 billion in assets for 4.1 million HSA members nationwide.

About WageWorks

WageWorks, Inc. (NYSE: WAGE) is a leader in administering Consumer-Directed Benefits (CDBs). WageWorks is solely dedicated to administering CDBs, including pre-tax spending accounts, such as Health Savings Accounts (HSAs), health and dependent care Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), as well as Commuter Benefit Services, including transit and parking programs, wellness programs, COBRA, and other employee benefits. WageWorks is headquartered in San Mateo, California, with offices in major locations throughout the United States.

Forward-looking statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the proposed transaction between HealthEquity and WageWorks, the synergies from the proposed transaction, the combined company’s future operating results, HealthEquity’s expectations regarding debt repayment, projections as to the closing date of the proposed transaction, the anticipated benefits of the proposed transaction, future opportunities for HealthEquity upon closing of the proposed transaction, the product offerings of HealthEquity if the proposed transaction is consummated, and the ability of HealthEquity to deliver value to stakeholders. Forward-looking statements reflect current expectations regarding future events, results or outcomes, and are typically identified by words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes. Factors that could cause actual results to differ include, but are not limited to: the conditions to the completion of the proposed transaction, including the receipt of all required regulatory approvals and approval of the stockholders of WageWorks; HealthEquity’s ability to finance the proposed transaction and its ability to generate sufficient cash flows to service and repay such debt; the ability of HealthEquity to successfully integrate WageWorks’ operations with those of HealthEquity; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; and the retention of certain key employees of WageWorks may be difficult. Although HealthEquity and WageWorks believe the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to be correct. Actual events, results and outcomes may differ materially from expectations due to a variety of known and unknown risks, uncertainties and other factors, including those described above. For a detailed discussion of other risk factors, please refer to the risks detailed in HealthEquity’s and WageWorks’ respective filings with the Securities and Exchange Commission, including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports. Neither HealthEquity nor WageWorks undertakes any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements should not be relied upon as representing views as of any date subsequent to the date of this press release.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving WageWorks and HealthEquity. In connection with the proposed transaction, WageWorks has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other document that WageWorks may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF WAGEWORKS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WAGEWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAGEWORKS AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by WageWorks with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at WageWorks’ website (http://www.wageworks.com) or by contacting WageWorks’ Investor Relations at ir@wageworks.com.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. WageWorks, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of WageWorks in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of WageWorks’ stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, is set forth in the definitive proxy statement. Additional information regarding these individuals is set forth in WageWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on May 30, 2019. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the WageWorks’ Investor Relations section of its website at www.wageworks.com.

HealthEquity

Investor Relations Contact

Richard Putnam

801-727-1209

rputnam@healthequity.com

Media Contact

Stephanie Sonoda

801-727-1243

pr@healthequity.com

Sydney Issacs

Abernathy MacGregor

713-999-5104

sri@abmac.com

WageWorks

Media Contact:

Elizabeth Anderson

WageWorks, Inc.

972.984.0800

Elizabeth.Anderson@Wageworks.com

Matt Benson/Paul Scarpetta

Sard Verbinnen & Co.

212.687.8080

Wageworks-svc@sardverb.com

Investor Contact:

Michael Smiley

WageWorks, Inc.

650.577.5303

Michael.Smiley@wageworks.com